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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)      March 13, 1996
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                           PORTACOM  WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)




    British Columbia, Canada            0-23228                  N/A
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  (State or other jurisdiction        (Commission           (IRS Employer
       of Incorporation)              File Number)        Identification No.)


     8055 W. Manchester Avenue, Suite 730, Playa del Rey, California 90293
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (310) 448-4140
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          (Former name or former address, if changed since last report)



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Item 8.  Change in Fiscal Year
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     The Registrant determined to change its fiscal year end for accounting and tax purposes from March 31 to December 31. The decision to change the fiscal year was made by the Registrant's Board of Directors on March 13, 1996. The report covering the transition period has been filed on Form 10-KSB.



                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  September 19, 1996                 PORTACOM WIRELESS, INC.


                                           By:  /s/ J. Michael Christiansen
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                                                    J. Michael Christiansen
                                                    Chief Financial Officer